Exhibit 99.1

Neos Therapeutics Receives U.S. FDA Approval of

Adzenys ER™ (amphetamine) Extended-Release Oral Suspension for the Treatment of ADHD in Patients 6 Years and Older

Neos Therapeutics to launch third medication in ADHD franchise in January 2018

Dallas/Fort Worth, Texas, September 15, 2017 — Neos Therapeutics, Inc. (Nasdaq: NEOS), a pharmaceutical company focused on developing, manufacturing and commercializing innovative extended-release products using its proprietary modified-release drug delivery technologies, today announced that the U.S. Food and Drug Administration (FDA) has approved Adzenys ER™ (amphetamine) Extended-Release Oral Suspension. Neos Therapeutics is the only company to offer both branded amphetamine and methylphenidate products in extended-release dosage forms. Once commercially available, Adzenys ER oral suspension will be the third Neos extended release product for the treatment of Attention Deficit Hyperactivity Disorder (ADHD). The other Neos extended-release products for the treatment of ADHD are Adzenys XR-ODT® (amphetamine) Extended-Release Orally Disintegrating Tablets and Cotempla XR-ODT™ (methylphenidate) Extended-Release Orally Disintegrating Tablets.

“This FDA approval unlocks yet another treatment option for ADHD patients and their caregivers who are seeking a liquid extended-release amphetamine product and provides a different dosage form of our already-approved Adzenys XR-ODT,” said Vipin K. Garg, Ph.D., President and CEO of Neos Therapeutics. “Neos has now successfully gained FDA approval of three ADHD products in just two years. We are very proud of this accomplishment and believe it speaks to the strength of our technology platform. Our commitment to ADHD and addressing the individual needs of patients is clear, and we look forward to the commercial launch of this product in early 2018.”

Adzenys ER, formerly referred to as NT-0201, is a once-daily, extended-release liquid medication that does not require refrigeration or reconstitution at the pharmacy level. It utilizes the same proprietary modified-release drug delivery technology as Adzenys XR-ODT, thereby providing healthcare providers the option to transition appropriate patients from liquid to ODT formulations. Both Adzenys ER and Adzenys XR-ODT are bioequivalent to Adderall XR. Approved in January 2016, Adzenys XR-ODT is entering its second year on the market and is now the fastest growing alternative dosage form product for the treatment of ADHD.(i)

Adzenys ER, Adzenys XR-ODT, and Cotempla XR-ODT are federally controlled substances (CII). Central nervous system (CNS) stimulants (amphetamine and methylphenidate-containing products) have a high potential for abuse and dependence. Physicians should assess the risk of abuse prior to prescribing and monitor for signs of abuse and dependence.

“It is important for physicians to have a wide choice of medicines to help our patients with ADHD manage their symptoms,” said Michael Feld, MD, a Northbrook, IL-based Child, Adolescent, and Adult Psychiatrist specializing in the treatment of ADHD. “As a once-daily liquid formulation, Adzenys ER can play a role in meeting the individual needs of my patients.”

Adzenys ER will be commercially available in early 2018.

IMPORTANT SAFETY INFORMATION for Adzenys XR-ODT and Adzenys ER

Adzenys XR-ODT and Adzenys ER are federally controlled substances (CII) because they can be abused or lead to dependence. Keep both Adzenys XR-ODT and Adzenys ER in a safe place to prevent misuse and abuse.  Selling or giving away Adzenys XR-ODT or Adzenys ER may harm others and is against the law.

Tell your doctor if you or your child has ever abused or been dependent on alcohol, prescription medicines, or street drugs.

Who should not take Adzenys XR-ODT or Adzenys ER?

Do not take Adzenys XR-ODT or Adzenys ER if you or your child is:

•                  allergic to amphetamine or any ingredients in Adzenys XR-ODT or Adzenys ER.

•                  taking or has taken an anti-depression medicine called monoamine oxidase inhibitor (MAOI) within the past 14 days.

Adzenys XR-ODT and Adzenys ER are stimulant medicines. Tell your doctor about health conditions, including if:

•                  you or your child has any heart problems, heart defects, high blood pressure, or a family history of these problems. This is important because sudden death has occurred in people with heart problems or defects, and sudden death, stroke and heart attack have happened in adults. Your doctor should check for heart problems prior to prescribing either Adzenys XR-ODT or Adzenys ER and will check you or your child’s blood pressure and heart rate during treatment.  Call the doctor right away if you or your child has any signs of heart problems such as chest pain, shortness of breath, or fainting while taking either Adzenys XR-ODT or Adzenys ER.

•                  you or your child has mental problems, or a family history of suicide, bipolar illness, or depression. This is important because the following could occur: new or worse behavior and thought problems, new or worse bipolar illness, new psychotic symptoms (hearing voices, believing things that are not true, are suspicious) or new manic symptoms. Call the doctor right away if there are any new or worsening mental symptoms during treatment.

•                  you or your child has circulation problems in fingers and toes (peripheral vasculopathy, including Raynaud’s phenomenon). Fingers or toes may feel numb, cool, painful, sensitive to temperature and/or change color from pale, to blue, to red. Call the doctor right away if any signs of unexplained wounds appear on fingers or toes while taking either Adzenys XR-ODT or Adzenys ER.

•                  you or your child is having symptoms of serotonin syndrome which may happen when Adzenys XR-ODT or Adzenys ER is taken with certain other medicines and may be life threatening. Call your doctor or go to the nearest hospital emergency room if you have any of the following symptoms: agitation, hallucinations, coma or other changes in mental status, problems controlling your movements or muscle twitching, fast heartbeat, high or low blood pressure, sweating or fever, muscle stiffness or tightness, nausea, vomiting or diarrhea.

•                  your child is having slowing of growth (height and weight). Your child should have his or her height and weight checked often while taking either Adzenys XR-ODT or Adzenys ER. The doctor may stop treatment if a problem is found during these check-ups.

•                  you or your child has kidney problems. Your doctor may lower the dose.

•                  you or your child is, or plans to become pregnant. If you or your child becomes pregnant during treatment with either Adzenys XR-ODT or Adzenys ER, talk to your doctor about registering with the National Pregnancy Registry for Psychostimulants.

•                  you or your child is breastfeeding, or plans to breastfeed. You or your child should not breastfeed while taking either Adzenys XR-ODT or Adzenys ER.

•                  you or your child takes any medicines, including prescription and over-the-counter medicines, vitamins, and herbal supplements. Adzenys XR-ODT and Adzenys ER and some medicines may interact with each other and cause serious side effects.

Do not start any new medicine while taking either Adzenys XR-ODT or Adzenys ER without talking to your doctor first.

What should I avoid while taking Adzenys XR-ODT or Adzenys ER?

•                  drinking alcohol.

Common side effects for Adzenys XR-ODT and Adzenys ER include:

•                  Children 6 — 12 Years: Decreased appetite, problems sleeping, stomach pain, extreme mood change, vomiting, nervousness, nausea, and fever.

•                  Children 13 — 17 Years: Decreased appetite, problems sleeping, stomach pain and weight loss, and nervousness.

•                  Adults: Dry mouth, decreased appetite, problems sleeping, headache, weight loss, nausea, anxiety, restlessness, dizziness, fast heart beat, diarrhea, weakness, and urinary tract infections.

These are not all the possible side effects of Adzenys XR-ODT and Adzenys ER. Call your doctor for medical advice about side effects.

What are Adzenys XR-ODT and Adzenys ER?

Adzenys XR-ODT and Adzenys ER are central nervous system (CNS) stimulant prescription medicines used for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in people 6 years of age and older. Adzenys XR-ODT and Adzenys ER are federally controlled substances (CII) because they contain amphetamine that can be a target for people who abuse prescription medicines or street drugs.  Keep both Adzenys XR-ODT or Adzenys ER in a safe place to protect it from theft. Selling or giving away your Adzenys XR-ODT or Adzenys ER may cause death or harm to others and is against the law.

“For additional safety information for Adzenys XR-ODT, click here for the Medication Guide and Prescribing Information and discuss with your doctor”

“For additional safety information for Adzenys ER, click here for the Medication Guide and Prescribing Information and discuss with your doctor”

IMPORTANT SAFETY INFORMATION for Cotempla XR-ODT

What is Cotempla XR-ODT?

Cotempla XR-ODT is a central nervous system (CNS) stimulant prescription medicine used for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in children 6 to 17 years of age.

Cotempla XR-ODT is a federally controlled substance (CII) because it can be abused or lead to dependence. Keep Cotempla XR-ODT in a safe place to protect it from theft. Selling or giving away your Cotempla XR-ODT may cause death or harm to others and is against the law.

Who should not take Cotempla XR-ODT?

Do not give Cotempla XR-ODT to your child if they are:

•                  allergic to methylphenidate or any ingredients in Cotempla XR-ODT.

•                  taking or has taken an anti-depression medicine called monoamine oxidase inhibitor (MAOI) within the past 14 days.

What is the most important information I should know about Cotempla XR-ODT?

Cotempla XR-ODT can cause serious side effects. Tell your healthcare provider about health conditions, including if your child:

•                  has ever abused or been dependent on alcohol, prescription medicines, or street drugs. Cotempla XR-ODT has a high chance for abuse and can cause physical and psychological dependence.

•                  has any heart problems, heart defects, high blood pressure, or a family history of these problems. This is important because sudden death has occurred in people with heart problems or defects. Increased blood pressure and heart rate have been reported. Your healthcare provider should check for heart problems prior to prescribing Cotempla XR-ODT and will check your child’s blood pressure and heart rate regularly during treatment. Call the healthcare provider or go to the nearest hospital emergency room right away if your child has any signs of heart problems such as chest pain, shortness of breath, or fainting during treatment.

•                  has mental problems, or a family history of suicide, bipolar illness, or depression. This is important because the following could occur: new or worse behavior and thought problems, new or worse bipolar illness, new psychotic symptoms (hearing voices, or seeing or believing things that are not real) or new manic symptoms. Call your healthcare provider right away if there are any new or worsening mental symptoms or problems during treatment.

•                  develops painful and prolonged erections (priapism). Priapism has happened in males who take products that contain methylphenidate. Get medical help right away if your child develops priapism.

•                  has circulation problems in fingers and toes (peripheral vasculopathy, including Raynaud’s phenomenon). Fingers or toes may feel numb, cool, painful, and/or change color from pale, to blue, to red. Tell your healthcare provider if your child has numbness, pain, skin color change, or sensitivity to temperature in their fingers or toes. Call the healthcare provider right away if any signs of unexplained wounds appear on fingers or toes while taking Cotempla XR-ODT.

•                  is having slowing of growth (height and weight). Your child should have his or her height and weight checked often while taking Cotempla XR-ODT. Treatment may be stopped if your child is not gaining weight or height.

•                  is pregnant or plans to become pregnant. It is not known if Cotempla XR-ODT will harm the unborn baby. If your child becomes pregnant during treatment with Cotempla XR-ODT, talk to your healthcare provider about registering with the National Pregnancy Registry for Psychostimulants.

•                  is breastfeeding, or plans to breastfeed. You and your healthcare provider should decide if your child will take Cotempla XR-ODT or breastfeed.

•                  takes any medicines, including prescription and over-the-counter medicines (especially for depression, including MAOIs), vitamins, and herbal supplements. Cotempla XR-ODT and some medicines may interact with each other and cause serious side effects, or sometimes the dose of the other medicine will need to be adjusted.

Do not start any new medicine while taking Cotempla XR-ODT without talking to your healthcare provider first.

What should I avoid during treatment with Cotempla XR-ODT?

•                  You should avoid drinking alcohol during treatment with Cotempla XR-ODT.

Common side effects of Cotempla XR-ODT include:

Decreased appetite, trouble sleeping, nausea, vomiting, indigestion, stomach pain, weight loss, anxiety, dizziness, irritability, mood swings, increased heart rate, and increased blood pressure.

These are not all the possible side effects of Cotempla XR-ODT. Call your healthcare provider for medical advice about side effects.

For additional safety information, click here for Full Prescribing Information and Medication Guide and discuss with your healthcare provider

You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch, or call 1-800-FDA-1088.

About ADHD

According to the Centers for Disease Control and Prevention, ADHD is one of the most common neurodevelopment disorders of childhood and can continue through adolescence and adulthood.(ii) In fact, ADHD is estimated to affect 5 percent of children and 2.5 percent of adults in the U.S.(iii) Symptoms include inattentiveness, hyperactivity and impulsiveness. These patterns of behavior are seen in many settings (school, home, work) and can impact performance and relationships.

Stimulant medications such as amphetamine and methylphenidate are first-line pharmacological therapies for ADHD, and extended-release formulations of these medications allow for once-daily dosing.(iv) Most of the existing treatment options are traditional tablets or capsules, which need to be swallowed intact or in some cases sprinkled on certain foods or fluids and ingested immediately. Orally disintegrating tablet and liquid products are considered alternative dosage forms for treating ADHD.

About Neos Therapeutics

Neos Therapeutics, Inc. (NASDAQ: NEOS) is a pharmaceutical company focused on developing, manufacturing and commercializing products utilizing its proprietary modified-release drug delivery technology platforms. Adzenys XR-ODT® (amphetamine) extended-release orally disintegrating tablets (see Full Prescribing Information, including Boxed WARNING), Cotempla XR-ODT™ (methylphenidate) extended-release orally disintegrating tablets (see Full Prescribing Information, including Boxed WARNING), and Adzenys ER™ (amphetamine) extended-release oral suspension (see Full Prescribing Information, including Boxed WARNING), all for the treatment of ADHD, are the first three approved branded products using the company’s extended-release  technology platform. In addition, Neos manufactures and markets its generic version of the branded product Tussionex®(1), an extended-release oral suspension of hydrocodone and chlorpheniramine for the relief of cough and upper respiratory symptoms of a cold (see Full Prescribing Information, including Boxed WARNING). Additional information about Neos is available at www.neostx.com.

(1)Tussionex® is a registered trademark of the UCB Group of Companies.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the commercialization of Adzenys ER, Adzenys XR-ODT and Cotempla XR-ODT, the marketing plans and timing and the therapeutic potential of Adzenys ER, Adzenys XR-ODT and Cotempla XR-ODT. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements reflect our current views about our expectations, strategy, plans, prospects or intentions, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, our ability to successfully launch the commercialization of Adzenys ER, the timing of such launch, our ability to market and sell our product candidates and other risks set forth under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K as updated by our subsequently filed other SEC filings, including our Quarterly Report(s) on Form 10-Q. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

CONTACTS:

Thomas P. McDonnell

Chief Commercial Officer

Neos Therapeutics

(484) 477-6729

tmcdonnell@neostx.com

Richard I. Eisenstadt

Chief Financial Officer

Neos Therapeutics

(972) 408-1389

reisenstadt@neostx.com

Sarah McCabe

Investor Relations

Stern Investor Relations, Inc.

(212) 362-1200

sarah@sternir.com

Adzenys ER™, Adzenys XR-ODT®, and Cotempla XR-ODT™ are trademarks of NEOS Therapeutics, Inc. ©2017 NEOS Therapeutics, Inc. All rights reserved.

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(i) Quintiles IMS Health National Prescription Audit, June 2016-June 2017.

(ii) Centers for Disease Control. Attention-Deficit/Hyperactivity Disorder (ADHD).  Available at http://www.cdc.gov/ncbddd/adhd/facts.html. Accessed June 8, 2017.

(iiii) American Psychiatric Association. (2013) Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition, Arlington, VA.

(iv) Chew RH, Hales RE, Yudofsky SC: What Your Patients Need to Know About Psychiatric Medications, Second Edition. Washington, DC, American Psychiatric Publishing, 2009.